Exhibit 99.1
SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

CONTACT:	Investor Contacts:	Media Contact:
	Lori Barker Padon	Mike Wong
	(408) 801-1384	(408) 801-1240

Jay Iyer
(408) 801-2067
SANDISK ANNOUNCES Q4 AND 2007 FINANCIAL RESULTS
Milpitas, CA, January 28, 2008 — SanDisk® Corporation (NASDAQ:SNDK), the world’s largest supplier of flash storage card products, today announced results for the fourth quarter ended December 30, 2007. Fourth-quarter revenue of $1.246 billion increased 7% on a year-over-year basis and 20% on a sequential basis. Fourth-quarter net income, in accordance with U.S. Generally Accepted Accounting Principles (GAAP) was $106 million, or $0.45 per diluted share, compared to a GAAP net loss of $35 million, or $0.17 per diluted share, in the fourth quarter of 2006 that included a write-off of acquired in-process technology.
Total revenue for fiscal 2007 of $3.896 billion increased 20% from $3.258 billion in 2006. Net income for fiscal 2007 was $218 million, or $0.93 per diluted share, compared to net income of $199 million, or $0.96 per diluted share that included write-offs of acquired in-process technology in fiscal 2006.
Excluding the impact of acquisition-related charges, share-based compensation expense and the related tax effect, fourth quarter non-GAAP net income increased to $162 million, or $0.69 per diluted share, compared to third quarter 2007 non-GAAP net income of $130 million, or $0.54 per diluted share. Non-GAAP net income was $192 million, or $0.87 per diluted share, in the fourth quarter of 2006. On the same non-GAAP basis, total fiscal 2007 non-GAAP net income was $408 million, or $1.73 per diluted share, compared to $523 million, or $2.51 per diluted share in fiscal 2006.
“This was a good quarter for SanDisk considering the challenging business conditions in our markets. We continued to see strong growth in our mobile business where we sold a record 51 million units and our diversified and differentiated product portfolio delivered sequential growth in product gross margin,” said Eli Harari, Chairman and CEO. “Despite current uncertainties in the worldwide economy and a challenging industry pricing environment in the first quarter, we expect to grow our top and bottom line in 2008, driven by continuing strength in our mobile markets, our expanding international retail footprint and our competitive cost structure.”

Key Metrics and Highlights for Fourth Quarter of 2007
•	Product revenue was a record $1.118 billion, up 4% year-over-year and 22% sequentially.
•	License and royalty revenue was a record $128 million, up 51% year-over-year and 8% sequentially.
•	Total megabytes sold increased 146% year-over-year and 37% sequentially.
•	Average price per megabyte sold declined 58% on a year-over-year basis and 11% sequentially.
•	Average retail card capacity of 1816 megabytes was an increase of 63% on a year-over-year basis and 12% sequentially.
•	For fiscal 2007 total megabytes sold increased 190% and average price per megabyte sold declined 60%.
•	GAAP product gross margin was 28.1% compared to 30.7% in the fourth quarter of 2006 and 24.3% in the third quarter of 2007.
•	Non-GAAP product gross margin was 29.7% compared to 32.3% in the fourth quarter of 2006 and 26.4% in the third quarter of 2007.
•	GAAP operating income was $173 million compared to $12 million in the fourth quarter of 2006 and $109 million in the third quarter of 2007.
•	Non-GAAP operating income was $223 million, or 18% of revenue, compared to $248 million, or 21% of revenue, in the fourth quarter of 2006 and $162 million, or 16% of revenue, in the third quarter of 2007.
•	SanDisk announced Cruzer® Titanium Plus, a USB flash drive with automatic online file backup.
•	SanDisk unveiled VaulterTM, a solid-state storage solution that works in conjunction with a PC’s hard drive to store and launch the computer’s operating system and software applications.
•	SanDisk launched Video HD cards to provide consumers with high-definition, fast speed storage in the growing flash-based digital camcorder market.
•	SanDisk filed patent infringement actions against 25 companies that manufacture, sell and import various removable flash storage products. Since filing these actions, 8 companies have signed patent cross license agreements with SanDisk.
•	SanDisk repurchased 7.5 million shares during 2007 under a previously announced $300 million share repurchase plan to reduce the level of stockholder dilution caused by issuance of employee equity incentive awards.
Conference Call
SanDisk’s fourth quarter 2007 conference call is scheduled for 2:00 p.m. PST, Monday, January 28, 2008. The conference call will be webcast by CCBN and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR and at www.streetevents.com for registered streetevents.com users. To participate in the call via telephone, the dial-in number is (913) 312-1451. The dial-in password is 7440453. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on

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Form 8-K and will be posted to our website prior to the conference call.
A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables.
Forward-Looking Statements
This news release contains certain forward-looking statements, including statements about our business prospects and outlook, anticipated increased demand for products including our mobile products, and expected growth in international retail, that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly and adversely affect our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:
•	slower than expected growth in market demand for our products including, for example, our solid state drives, or a slower adoption rate for our products in current and new markets that we are targeting including, for example, the mobile phone market,

•	any interruption of or delay in supply from any of the semiconductor manufacturing or subcontracting facilities, including test and assembly facilities that supply products to us,

•	slower than expected expansion of our global sales channels,

•	fluctuations in operating results, unexpected yield variances and delays related to our conversion to 43nm NAND flash technology or the ramp-up of the 300 millimeter flash fabrication facility,

•	business interruption due to earthquakes, hurricanes or other natural disasters, particularly in areas in the Pacific Rim and Japan where we manufacture and assemble products,

•	risks related to our acquisition of msystems,

•	adverse results in litigation or regulatory actions affecting us,

•	the risk that scheduled appearances by our executives could be cancelled or delayed by us or the network, and

•	other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our Forms 10-Q.
Future results may differ materially from those previously reported. We do not intend to update the information contained in this release.
About SanDisk
SanDisk Corporation, the inventor and world’s largest supplier of flash storage cards, is a global leader in flash memory – from research, manufacturing and product design to consumer branding and retail distribution. SanDisk’s product portfolio includes flash memory cards for mobile phones, digital cameras and camcorders, digital audio/video players, USB flash drives for consumers and the enterprise, embedded memory for mobile devices, and solid state drives for computers. SanDisk (www.sandisk.com/corporate) is a Silicon Valley-based S&P 500 company, with more than half its sales outside the United States.
SanDisk, the SanDisk logo, and Cruzer are trademarks of SanDisk Corporation, registered in the United States and other countries. Vaulter is a trademark of SanDisk Corporation.

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SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Twelve months ended
	December 30, 2007	December 31, 2006	December 30, 2007	December 31, 2006
Revenues:
Product	$1,117,967	$1,078,880	$3,446,125	$2,926,472
License and royalty	127,858	84,815	450,241	331,053

Total revenues	1,245,825	1,163,695	3,896,366	3,257,525

Cost of product revenues	789,493	737,295	2,628,838	2,007,684
Amortization of acquisition-related intangible assets	14,582	10,368	64,809	10,368

Total cost of product revenues	804,075	747,663	2,693,647	2,018,052

Gross profit	441,750	416,032	1,202,719	1,239,473

Operating expenses:
Research and development	110,708	91,246	418,066	306,866
Sales and marketing	105,416	70,003	294,594	203,406
General and administrative	47,772	52,390	181,509	159,835
Restructuring	—	—	6,728	—
Write-off of acquired in-process technology	—	186,000	—	225,600
Amortization of acquisition-related intangible assets	4,558	4,853	25,308	17,432

Total operating expenses	268,454	404,492	926,205	913,139

Operating income	173,296	11,540	276,514	326,334

Total other income	17,887	31,674	121,902	104,374

Income before taxes	191,183	43,214	398,416	430,708

Provision for income taxes	85,373	76,736	174,848	230,193

Income (loss) after taxes	105,810	(33,522)	223,568	200,515

Minority interest	—	1,619	5,211	1,619

Net income (loss)	$105,810	$(35,141)	$218,357	$198,896

Net income (loss) per share calculation:
Net income (loss) used in computing basic net income (loss) per share	$105,810	$(35,141)	$218,357	$198,896
Tax-effected interest costs related to convertible long term debt	117	—	469	58

Net income (loss) used in computing diluted net income (loss) per share	$105,927	$(35,141)	$218,826	$198,954

Net income (loss) per share:
Basic	$0.47	$(0.17)	$0.96	$1.00
Diluted	$0.45	$(0.17)	$0.93	$0.96

Shares used in computing net income (loss) per share:
Basic	226,871	210,849	227,744	198,929
Diluted	234,033	210,849	235,857	207,451

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (*)
(in thousands, except per share amounts, unaudited)

	Three months ended		Twelve months ended
	December 30, 2007	December 31, 2006	December 30, 2007	December 31, 2006
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME (LOSS)	$105,810	$(35,141)	$218,357	$198,896
Adjustments:
Share-based compensation (a)	30,693	30,793	133,010	100,641
Amortization of acquisition-related intangible assets (c)	19,140	15,221	90,117	27,800
Inventory step-up expense related to msystems acquisition (d)	—	4,471	7,066	4,471
Write-off of acquired in-process technology (b)	—	186,000	—	225,600
Income tax adjustments (e)	5,985	(9,673)	(40,441)	(34,548)

NON-GAAP NET INCOME	$161,628	$191,671	$408,109	$522,860

GAAP COST OF PRODUCT REVENUES	$804,075	$747,663	$2,693,647	$2,018,052
Share-based compensation (a)	(4,060)	(2,892)	(14,743)	(7,991)
Amortization of acquisition-related intangible assets (c)	(14,582)	(10,368)	(64,809)	(10,368)
Inventory step-up expense related to msystems acquisition (d)	—	(4,471)	(7,066)	(4,471)

NON-GAAP COST OF PRODUCT REVENUES	$785,433	$729,932	$2,607,029	$1,995,222

GAAP GROSS PROFIT	$441,750	$416,032	$1,202,719	$1,239,473
Share-based compensation (a)	4,060	2,892	14,743	7,991
Amortization of acquisition-related intangible assets (c)	14,582	10,368	64,809	10,368
Inventory step-up expense related to msystems acquisition (d)	—	4,471	7,066	4,471

NON-GAAP GROSS PROFIT	$460,392	$433,763	$1,289,337	$1,262,303

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$110,708	$91,246	$418,066	$306,866
Share-based compensation (a)	(10,965)	(11,522)	(49,193)	(40,999)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$99,743	$79,724	$368,873	$265,867

GAAP SALES AND MARKETING EXPENSES	$105,416	$70,003	$294,594	$203,406
Share-based compensation (a)	(6,482)	(7,831)	(31,722)	(21,617)

NON-GAAP SALES AND MARKETING EXPENSES	$98,934	$62,172	$262,872	$181,789

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$47,772	$52,390	$181,509	$159,835
Share-based compensation (a)	(9,186)	(8,548)	(37,352)	(30,034)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$38,586	$43,842	$144,157	$129,801

GAAP TOTAL OPERATING EXPENSES	$268,454	$404,492	$926,205	$913,139
Share-based compensation (a)	(26,633)	(27,901)	(118,267)	(92,650)
Write-off of acquired in-process technology (b)	—	(186,000)	—	(225,600)
Amortization of acquisition-related intangible assets (c)	(4,558)	(4,853)	(25,308)	(17,432)

NON-GAAP TOTAL OPERATING EXPENSES	$237,263	$185,738	$782,630	$577,457

GAAP OPERATING INCOME	$173,296	$11,540	$276,514	$326,334
Cost of product revenues adjustments (a) (c) (d)	18,642	17,731	86,618	22,830
Operating expense adjustments (a) (b) (c)	31,191	218,754	143,575	335,682

NON-GAAP OPERATING INCOME	$223,129	$248,025	$506,707	$684,846

GAAP NET INCOME (LOSS)	$105,810	$(35,141)	$218,357	$198,896
Cost of product revenues adjustments (a) (c) (d)	18,642	17,731	86,618	22,830
Operating expense adjustments (a) (b) (c)	31,191	218,754	143,575	335,682
Income tax adjustments (e)	5,985	(9,673)	(40,441)	(34,548)

NON-GAAP NET INCOME	$161,628	$191,671	$408,109	$522,860

Net income per share calculation: Non-GAAP
Net income used in computing basic Non-GAAP net income per share	$161,628	$191,671	$408,109	$522,860
Tax-effected interest costs related to convertible long term debt	117	58	469	58

Net income used in computing diluted Non-GAAP net income per share	$161,745	$191,729	$408,578	$522,918

Diluted net income (loss) per share:
GAAP	$0.45	$(0.17)	$0.93	$0.96
Non-GAAP	$0.69	$0.87	$1.73	$2.51

Shares used in computing diluted net income (loss) per share:
GAAP	234,033	210,849	235,857	207,451
Non-GAAP	234,154	220,090	236,614	208,661

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (*)

(*)	To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation in accordance with SFAS 123(R) effective January 2, 2006 and the acquisition of Matrix Semiconductor, Inc. in January 2006 and msystems Ltd. in November 2006, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information as certain non-cash charges such as amortization of purchased intangibles and share-based compensation do not reflect the cash operating results of the business and certain one-time expenses such as write-off of acquired in-process technology do not reflect the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)	Write-off of acquired in-process technology associated with the Matrix acquisition (January 2006) and msystems acquisition (November 2006).

(c)	Amortization of acquisition-related intangible assets, primarily core and developed technology, related to the acquisition of Matrix and msystems.

(d)	Inventory step-up expense related to msystems acquisition.

(e)	Income taxes associated with certain non-GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands)

	December 30, 2007	December 31, 2006
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$833,749	$1,580,700
Short-term investments	1,001,641	1,251,493
Accounts receivable from product revenues, net	462,983	611,740
Inventory	555,077	495,984
Deferred taxes	212,255	176,007
Other current assets	233,952	125,937

Total current assets	3,299,657	4,241,861

Long-term investments	1,060,393	457,184
Property and equipment, net	422,895	317,965
Notes receivable and investments in flash ventures	1,108,905	462,307
Deferred taxes	117,130	102,100
Goodwill	840,870	910,254
Intangibles, net	322,023	389,078
Other non-current assets	62,946	87,034

Total Assets	$7,234,819	$6,967,783

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$285,711	$261,870
Accounts payable to related parties	158,443	139,627
Other current accrued liabilities	286,850	311,000
Deferred income on shipments to distributors and retailers and deferred revenue	182,879	183,950

Total current liabilities	913,883	896,447

Convertible long-term debt	1,225,000	1,225,000
Non-current liabilities and deferred revenue	135,252	72,226

Total liabilities	2,274,135	2,193,673

Minority interest	1,067	5,976

Stockholders’ Equity:
Common stock	3,797,073	3,657,121
Retained earnings	1,130,069	1,105,520
Accumulated other comprehensive income	32,475	5,493

Total stockholders’ equity	4,959,617	4,768,134

Total Liabilities and Stockholders’ Equity	$7,234,819	$6,967,783

SanDisk Corporation
Preliminary Condensed Consolidated Comparative Statement of Cash Flows
(in thousands, unaudited)

	Three months ended		Twelve months ended
	December 30, 2007	December 31, 2006	December 30, 2007	December 31, 2006
Cash flows from operating activities:
Net income (loss)	$105,810	$(35,141)	$218,357	$198,896
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred and other taxes	(26,171)	(1,615)	(35,188)	(25,636)
(Gain)loss on equity investments	10,545	(1,116)	7,844	(2,480)
Depreciation and amortization	63,707	45,876	260,151	135,585
Provision for doubtful accounts	553	556	3,530	3,316
Share-based compensation expense	30,693	30,793	133,010	100,641
Excess tax benefit from share-based compensation	(2,661)	6,687	(18,375)	(57,393)
Write-off of acquired in-process technology	—	186,000	—	225,600
Other non-cash charges ( income)	2,228	(3,514)	4,877	(313)
Changes in operating assets and liabilities:
Accounts receivable from product revenues	(25,520)	(143,337)	145,657	(115,061)
Inventory	(10,375)	34,105	(57,586)	(23,660)
Other assets	(81,790)	(59,202)	(34,789)	(12,094)
Accounts payable trade	62,368	24,135	23,772	(64,228)
Accounts payable to related parties	(1,547)	(3,763)	20,966	24,617
Other liabilities	21,369	114,436	(19,299)	210,273

Total adjustments	43,399	230,041	434,570	399,167

Net cash provided by operating activities	149,209	194,900	652,927	598,063

Cash flows from investing activities:
Purchases of short and long-term investments	(572,012)	(697,778)	(3,717,897)	(2,135,973)
Proceeds from sale and maturities of short and long-term investments	764,501	615,348	3,399,583	1,497,120
Investment in Flash Partners and Flash Alliance	(87,544)	—	(125,547)	(132,209)
Acquisition of property and equipment, net	(79,051)	(53,031)	(258,954)	(176,474)
Proceeds from notes receivable from Flash Vision	—	15,014	37,512	23,538
Issuance of notes receivable to Flash Partners	(115,651)	—	(525,252)	(95,445)
Purchased technology and other assets	—	—	(27,803)	—
Cash acquired in business combination, net of acquisition costs	—	31,950	—	41,382

Net cash used in investing activities	(89,757)	(88,497)	(1,218,358)	(978,061)

Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	—	1,125,500
Purchase of convertible bond hedge	—	—	—	(386,090)
Proceeds from issuance of warrants	—	—	—	308,672
Proceeds from debt financing	2,000	—	9,803	—
Proceeds from employee stock programs	3,001	10,196	100,311	96,304
Distribution to minority interest	—	(4,491)	(9,880)	(4,491)
Excess tax benefit from share-based compensation	2,661	(6,687)	18,375	57,393
Share repurchase programs	(202,190)	—	(299,607)	—

Net cash provided by (used in) financing activities	(194,528)	(982)	(180,998)	1,197,288

Effect of changes in foreign currency exchange rates on cash	(2,097)	1,124	(522)	1,352

Net increase (decrease) in cash and cash equivalents	(137,173)	106,545	(746,951)	818,642
Cash and cash equivalents at beginning of period	970,922	1,474,155	1,580,700	762,058

Cash and cash equivalents at end of period	$833,749	$1,580,700	$833,749	$1,580,700